UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 104, No. 33 Section D,

No. 6 Middle Xierqi Road,

Haidian District, Beijing, China

(Address of Principal Executive Offices)

+86 (010) 59441080

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change of Directors

On May 14, 2020, Mr. Jiaxi Gao resigned from his position as a director of TD Holdings, Inc.’s (the “Company”) board of directors (the “Board”). Mr. Gao’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices.

On May 14, 2020, the Board appointed Ms. Wei Sun as a director of the Board to fill the vacancy created by the resignation of Mr. Gao.

The biographical information of Ms. Sun is set forth below.

Ms. Sun has been serving as the executive director of China National Culture Group Limited in Hong Kong since 2014. She served as the financial accounting manager of China Highways Holdings Limited in Hong Kong from 2011 to 2014. She obtained her Bachelor’s Degree in English Education from Shanghai International Studies University and her Master’s Degree in Finance from Clark University in 2009.

Ms. Sun does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Sun has also entered into a director agreement (the “Sun’s Offer Letter”) with the Company, pursuant to which she shall receive annual compensation of $100,000, and establishes other terms and conditions governing her service on the Company’s Board. The Offer Letter is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibits 10.1.

Item 7.01 Regulation FD Disclosure.

As disclosed on TD Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed on March 27, 2020, the Company availed itself of the Order (Release No. 34-88318) issued by the Securities and Exchange Commission (the “Commission”) on March 4, 2020 under Section 36 of the Exchange Act granting exemptions from specified provisions of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and certain rules thereunder (the “Order”) to extend the filing deadline of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “10-K”).

Due to the additional time spent in preparation for the filing of its Annual Report, the Company is unable to timely prepare its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 (the “10-Q”). The Company had initially planned to avail itself of the five day filing extension provided by Rule 12b-25 under the Exchange Act to file its 10-Q, but the Company now believes that it will not be able to file the 10-Q by the prescribed date, taking into account the extension normally available under Rule 12b-25 under the Exchange Act, without unreasonable effort or expense.

The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Based on the foregoing, the Company is hereby relying on the Order and expects to file the 10-Q on or around June 5, 2020 but no later than June 29, 2020.

Item 8.01 Other Events.

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Exchange Act with the following risk factor:

Our business, results of operations and financial condition may be adversely affected by global public health epidemics, including the strain of coronavirus known as COVID-19.

In light of the uncertain and rapidly evolving situation relating to the spread of the coronavirus (COVID-19), we have taken temporary precautionary measures intended to help minimize the risk of the virus to our employees, our customers, and the communities in which we participate, which could negatively impact our business. To this end, we are evaluating alternative working arrangements, including requiring all employees to work remotely, and we have suspended all non-essential travel for our employees and limiting in-person work-related meetings.

In addition, with the extended Chinese business shutdowns that resulted from the outbreak of COVID-19, we may experience delays or the inability to service our customers on a timely basis in both our Luxury Car Business and our Commodities Trading Business. The disruptions to our supply chain and business operations, or to our suppliers’ or customers’ supply chains and business operations, could include disruptions from the closure of our luxury car rental facilities, interruptions in the supply of commodities, personnel absences, and restrictions on the luxury car rental services or delivery and storage of commodities, any of which could have adverse ripple effects on our Luxury Car Business and our Commodities Trading Business. If we need to close any of our facilities or a critical number of our employees become too ill to work, our ability to provide our products and services to our customers could be materially adversely affected in a rapid manner. Similarly, if our customers experience adverse business consequences due to COVID-19, or any other pandemic, demand for our products and services could also be materially adversely affected in a rapid manner. Global health concerns, such as COVID-19, could also result in social, economic, and labor instability in the localities in which we or our suppliers and customers operate within China.

While the potential economic impact brought by and the duration of COVID-19 may be difficult to assess or predict, a widespread pandemic could result in significant disruption of global financial markets, reducing our ability to access capital, which could in the future negatively affect our liquidity. In addition, a recession or market correction resulting from the spread of COVID-19 could materially affect our business and the value of our common stock. While it is too early to tell whether COVID-19 will have a material effect on our business over time, we continue to monitor the situation as it unfolds. The extent to which COVID-19 affects our results will depend on many factors and future developments, including new information about COVID-19 and any new government regulations which may emerge to contain the virus, among others.

Forward-Looking Statements

Statements in this Current Report on Form 8-K are “forward-looking statements” as the term is defined under applicable securities laws. These statements include the anticipated timing of the filing of Company’s quarterly and annual statements under the Exchange Act; the expected impact of the COVID-19 virus outbreak on the Company’s financial reporting capabilities and its operations generally and the potential impact of such virus on the Company’s customers, distribution partners, advertisers and production facilities and other third parties. These and other forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements. Such risks and uncertainties are, in many instances, beyond the Company’s control. Forward-looking statements, which are presented as of the date of this filing, will not be updated to reflect events or circumstances after the date of this statement except as required by law.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Sun’s Offer Letter, dated May 14, 2020 by and between the Company and Wei Sun

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD HOLDINGS, INC.

Date: May 15, 2020	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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